ORDINARY SHARES	12 Months Ended
Jun. 30, 2018
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

NOTE 18. ORDINARY SHARES

Stock offering

On November 11, 2017, the Company issued 221,268 shares for unpaid management's salary of ¥1,554,908  ($226,085) based on the stock closing price of $1.06 on the same day.

On November 20, 2017, the Company entered into a securities purchase agreement (the “Agreement”) with the Chairman of board of the Company ("Chairman"), pursuant to which the Chairman agreed to purchase an aggregate of 3 million unregistered restricted shares for gross proceeds of $4.8 million, a per-share purchase price of $1.60. After deducting the placement agent’s commission and other estimated offering expenses payable by the Company, the net proceeds to the Company were approximately $4.5 million. The purchase price was paid in two installments of $2.4 million each. The first installment was paid on November 20, 2017, and the second installment was paid on January 19, 2018. The Chairman used his own personal funds to pay the purchase price amount. The Chairman designated Xinhaixin International Holdings Limited (“Xinhaixin”) to receive the shares. On January 19, 2018, the Company issued the 3 million shares to Xinhaixin, the wholly owned company of  the Chairman.

On January 22, 2018, The Company and certain institutional investors entered into a securities purchase agreement in connection with an offering, pursuant to which the Company agreed to sell an aggregate of 3,592,500 ordinary shares. The purchase price was $1.66 per ordinary share and all shares were issued on January 24, 2018. The aggregate gross proceeds was $5,963,550. After deducting the placement agent’s commission and other estimated offering expenses payable by the Company, the net proceeds to the Company were approximately $5.3 million. The Company is using the net proceeds of the offering for general corporate purposes and working capital.

On August 21, 2018, the Company entered into a definitive investment agreement and a supplemental agreement (collectively, the "Agreement") with FGS and the other shareholders of FGS. Following full performance under the Agreement, Recon will own 43% of FGS. As consideration for increasing its affiliates' interest in FGS from 8% to 43%, the Company will (1) pay a total of RMB 10 million in cash to FGS and (2) issue 2,435,284 restricted ordinary shares of the Company (the "Restricted Shares") to the other shareholders of FGS within 30 days after FGS finalizes recording the Company's corresponding interest at the local governmental agency. If FGS does not reach certain performance goals, the Company has the right to cancel without further payment part or all of the Restricted Shares. The Restricted Shares are also subject to lock-up period requirements that vary for each FGS shareholder, from one year to three years following issuance of the Restricted Shares. FGS has finalized recording Recon's corresponding interest at the local governmental agency, and Recon issued 2,435,284 Restricted Shares in total to the other shareholders of FGS at a price of $1.2875 per restricted share on September 21, 2018.

Appropriated Retained Earnings - According to the Memorandum and Articles of Association, the Company is required to transfer a certain portion of its net profit, as determined under PRC accounting regulations, from current net income to the statutory reserve fund. In accordance with the PRC Company Law, companies are required to transfer 10% of their profit after tax, as determined in accordance with PRC accounting standards and regulations, to the statutory reserves until such reserves reach 50% of the registered capital or paid-in capital of the companies. As of June 30, 2018 and 2019, the balance of total statutory reserves was ¥4,148,929 and ¥4,148,929  ($604,201), respectively.